DOD LOGO

ARMY LOGO

ADMINISTRATIVE COMPLIANCE AGREEMENT

This Administrative Compliance Agreement (“Agreement”) is made between the United States Army (Army) and EGL, Inc., (“EGL”).

A.

PREAMBLE

1.

EGL is a freight forwarding company.  EGL’s customers include the United States Government agencies and private firms.

2.

On 16 February 2006, Mr. Christopher Joseph Cahill, former EGL Vice President for the Middle East and India region pled guilty to a criminal information filed against him in the U.S. District Court, Central District of Illinois charging him with committing major fraud against the United States in violation of 18 U.S.C. §1031.

3.

On 14 December 2001, the United States Army Operations Support Command, headquartered at Rock Island Arsenal, Rock Island, Illinois, awarded the Logistics Civil Augmentation Program III prime contract, DAAA09-02-D-0007 (LOGCAP III), to the company known as Kellogg Brown & Root Service, Inc (KBR).  As the prime contractor under LOGCAP III, KBR was to provide property and services to the United States Army at various locations around the world, including Iraq.

4.

KBR utilized subcontractors to accomplish task orders under the contract.  The subcontractors it used invoiced KBR for their work and were paid by KBR.  KBR, in turn, sent public vouchers to the United States Army for the cost of the work performed by the subcontractors, plus KBR’s allowable fees under the LOGCAP III prime contract.  The United States Army then paid the vouchers.

5.

KBR transported U.S. military equipment by subcontracting with EGL, a publicly traded U.S. corporation, for air-freight forwarding services.  EGL had established offices, warehouses, and other facilities at Dubai in the United Arab Emirates.  Its flights into Baghdad originated in Dubai, and were made by an aircraft operated by a Middle Eastern air charter company referred to herein as “Company A.”

6.

From 1 October 2002 through 8 April 2005, Mr. Cahill was stationed in Dubai as the Vice President for the Middle East and India region.  According to the Information, from about 22 November 2003 and continuing through 4 April 2005, Mr. Cahill devised a scheme to defraud the United States and obtain money through the use of materially false and fraudulent pretenses.  In particular, Mr. Cahill instituted a “war risk surcharge” of $0.50 for each kilogram of freight transported to Baghdad under EGL’s subcontract with Company A.  This surcharge was instituted exclusively by Mr. Cahill.   Company A, which was physically transporting the air cargo to Baghdad had not increased its fees to EGL.

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

7.

 From 22 November 2003 through 20 July 2004, EGL through Company A transported approximately 379 air cargo shipments of military equipment to Baghdad from Dubai.  EGL submitted an invoice to KBR under the Master Agreement number GU36-HOU-A003 in the amount of $13,262,629.  Of this billed amount approximately $1,141,097 was attributable to the war risk surcharges Mr. Cahill attached to these shipments.  In turn, KBR billed the Government for the non-existent war surcharges as a part of KBR’s actual costs plus the allowable fees for shipments attributable to EGL.   KBR submitted 141 public vouchers to the Defense Contract Audit Agency under the LOGCAP III prime contract and task order and was subsequently paid for the shipments and the war risk surcharge imposed by Mr. Cahill.

8.

According to the Information, on or about July 2004, in an attempt to create the appearance that these war risk surcharges were legitimately imposed, Mr. Cahill directed that a letter be obtained from Company A stating that it had ceased adding the war risk surcharge to the air shipments from Dubai to Baghdad.  Company A provided EGL with the a letter dated 24 July 2004 stating that Company A would no longer charge the $.50 per kilogram war risk surcharge.  In March 2005, Mr. Cahill directed an EGL employee to create fraudulent invoices purporting to document the war risk surcharges billed to EGL.  According to Mr. Cahill this EGL employee created three fraudulent Company A invoices purportedly charging EGL $89,655.50 for the war risk surcharges added to the cost of the shipments for seven particular air cargo shipments to Baghdad from 21 December 2003 through 30 December 2003, and on 23 March 2005 Mr. Cahill transmitted those invoices by e-mail to the EGL billing office in Houston, Texas

9.

The Army has determined that the terms and conditions of this Agreement provide adequate assurance that the interests of the Government will be sufficiently protected to preclude the necessity of a continued suspension or debarment of EGL.  The Army is entering into this Agreement with EGL because it understands that EGL fully intends to settle the civil matters relating to the war risk surcharges with the U.S. Department of Justice, United States District Court, Eastern District of Texas, and has offered to pay $4,000,000 to settle this matter.  Although EGL has offered this amount, the Army does not express an opinion concerning the validity of the amount.  However, in the event this matter is not settled with the Department of Justice within 60 days, the Army will revaluate whether this Agreement should continue in effect.

10.

In order to assure its present responsibility, EGL agrees to take the remedial actions specified in Section C, Contractor Responsibility Program, subject to the terms and conditions described in Section D, General Conditions, and Section E, Administration of Agreement

11.

This Agreement is effective for a minimum period of three years commencing from the date this Agreement is signed by the Suspension and Debarment Official (SDO). Upon the completion of the second year of this Agreement, the SDO shall review EGL’s performance under the Agreement and determine if the Agreement should be (a) terminated prior to the minimum of three years (Early Termination) or (b) extended for an additional period beyond the initial three year term (Extension).  An Extension shall not extend the term of the Agreement beyond a total of five years commencing from the date the Agreement is signed by the SDO.  Any decision concerning the Extension of the

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

Agreement beyond the initial three year term shall be at the sole discretion of the SDO, if the SDO is not satisfied with the company’s compliance.

NOW THEREFORE, in consideration of the promises set forth herein and for good and valuable consideration, the parties mutually agree as follows.

B.

DEFINITIONS

1.

“Contractor”: refers to EGL, including its directors, officers, and employees, while acting in their capacities as such.

2.

“Days” refers to “calendar days.”

3.

“Effective date” (of this Compliance Agreement) refers to the date on which the Army’s SDO signs this Agreement on behalf of the Army.

4.

“Employee” refers to officers, managers, and supervisors.  All full and part-time workers, including temporary workers, will be considered employees for training purposes.  Consultants shall be made aware of the compliance agreement and the standing Contractor Responsibility Program and furnished copies of the Code of Business Ethics & Conduct and the Government Contracting Policies and Procedures Manual.

5.

“Ethics Program Director” refers to a managerial officer of EGL who will be the first point of contact for all questions regarding the terms and conditions of this Agreement.

6.

“FAR” refers to the Federal Acquisition Regulation.

7.

“Government” refers to any department, agency, division, independent establishment, or wholly owned corporation of the Untied States Government.

8.

“Independent cause” for suspension or debarment refers to a reason or basis for such action not directly related to information set forth in the Preamble or any document referred to in the Preamble.

9.

“Ombudsman” refers to an independent attorney, certified public accountant, or other expert knowledgeable in the area of Federal Government contracting policies and procedures who will audit EGL’s compliance with the terms of this Agreement.

10.

“U.S.C.” refers to United States Code.

C.

CONTRACTOR RESPONSIBILITY PROGRAM

1.

General.  EGL shall institute a Contractor Responsibility Program (CRP) involving all of its employees.  The program shall be designed to ensure that EGL maintains the high standard of business integrity and honesty required of Government contractors and that EGL’s performance of Government contracts is in strict compliance

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

with their terms.  At a minimum, the Program shall include the following features, which are described in greater detail below:

a.

Notification to employees of this Agreement;

b.

Adoption of a Code of Business Ethics and Conduct;

c.

Publication of a Government Contracting Policies and Procedures Manual;

d.

Establishment and conduct of a training program in business ethics and Government contracting for all Contractor employees;

e.

Appointment of an Ethics Program Director (EPD) and Ombudsman;

f.

Installation of an employee hotline to report suspected instances of improper conduct;

g.

Conduct quarterly meetings between the Ombudsman, the EPD and the Board of Directors and

h.

Submit a written report on a quarterly basis to the Ombudsman for the purpose of updating EGL’s compliance with this Agreement.  The frequency of the reports will be reviewed after one year.

2.

Notification of This Agreement.  Within 30 days of the effective date of this Agreement, EGL’s President shall prepare and display, in a prominent place accessible to all employees, a letter stating that EGL has entered into an Agreement with the Army.  A copy of the President’s letter will be forwarded to the Army for approval prior to distribution and will describe this Agreement and EGL’s responsibilities thereunder.  The letter shall state:

a.

The basis for this Agreement;

b.

EGL’s commitment to observe all applicable laws and regulations, and to maintain the highest standards in conducting business with the United States Government;

c.

A brief description of the features of the CRP;

d.

The name, address, and hotline and local telephone number of EGL’s Ombudsman;

e.

The availability of the EPD and Ombudsman for consultation on any questions concerning Contractor’s business practices or employee responsibilities, including required reporting of improprieties; and

f.

That all improprieties regarding Government operations shall be reported to the Ombudsman who will conduct an investigation followed by appropriate corrective action, and that employees may make such reports without revealing their identity.

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

3.

Code of Business Ethics and Conduct.

a.

EGL shall maintain, and revise, as necessary, a Code of Business Ethics and Conduct (“Code”).  The Code shall be designed to ensure that EGL maintains the business integrity and honesty required of a Government contractor, and that EGL’s performance is in strict compliance with the terms and conditions of its Government contracts.

b.

EGL shall maintain a Code of Business Ethics and Conduct.  EGL shall promptly revise the Code as needed to incorporate any changes made to corporate policy as a result of this compliance agreement and submit to the Army for approval

c.

Elements of the Code of Business Ethics and Conduct.  The Code shall include at a minimum:

(1)

A statement of EGL’s commitment to comply with the contractor responsibility provisions of the FAR and all other applicable laws and regulations concerning the conduct of Government contracting or subcontracting;

(2)

A statement of EGL’s commitment to fully cooperate with any Government agencies responsible for either investigation or corrective actions;

(3)

Specific standards of conduct for EGL employees concerning their business dealings with the Government on behalf of EGL;

(4)

Notice that EGL will immediately discipline, to include termination if appropriate, employees or officers whose conduct violates applicable laws, regulations, or the basic tenets of business integrity and honesty set forth in the Code of Business Ethics and Conduct; and

(5)

A requirement that EGL’s employees report to the Ombudsman any impropriety or violation of the Agreement, whether committed by EGL, a vendor, a subcontractor, or a Government employee; and

4.

Government Contracting Policies and Procedures Manual.

a.

EGL shall establish and maintain a written Government Contracting Policies and Procedures Manual (“Manual”) to regulate the performance of its Government contracts.  The Manual shall describe, in detail, EGL’s method for competing for and administering Government contracts and the positions responsible for performing, approving, and reviewing these tasks.

b.

EGL management shall monitor employee compliance with the policies and procedures set forth in the Manual, and consider such compliance when making decisions concerning personnel decisions, including compensation.

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

c.

Within 60 days of the effective date of this Agreement, EGL shall submit a draft Manual to the Army for written approval.  If the Army objects to the Manual, EGL shall promptly revise it to meet the Army’s objections and resubmit it for approval.  At a minimum, the Government Contracting Policies and Procedures Manual will be updated annually.

5.

Training Program.

a.

Army Approval of Training Plans.  Within 30 days of the effective date of this Agreement, EGL will provide the Army a training plan with a detailed description of course material it intends to use in its ethics and Government contracting training classes.  If the Army rejects the plan, EGL will promptly propose another plan.

b.

Ethics Training.  Within 60 days of the approval of the training plan by the Army, pursuant to Paragraph a., above, EGL shall provide all its employees with a copy of its Code of Business Ethics and Conduct and conduct initial training in business ethics and conduct.  All employees shall sign and date a roster, certifying that they attended training and received and read a copy of the Code of Business Ethics and Conduct.  EGL shall ensure that newly hired employees received training, a copy of the Code of Business Ethics and Conduct, and sign and date a roster certifying they attended training and received and read a copy of the Code.

c.

Government Contracting Training.  Within 90 days of the approval of the training plan by the Army, pursuant to paragraph a., above, EGL shall provide employees directly involved with Government contracts specialized training in laws, regulations, and contractor policies and procedures related to Government contracting.  These employees shall sign and date a roster certifying they attended the training and received a copy of the Government Contracting Policies and Procedures Manual and were familiarized with the Government Contracting Policies and Procedures Manual, which is readily accessible to them.

d.

Frequency and Certification of Training.  EGL shall conduct and update all ethics and Government contracting training and employee certifications annually.  The Ethics Program Director shall maintain all employee certification rosters for ethics and Government contracting training and make them available to the Army upon request.

e.

Notice of Training.  EGL will provide the Army a schedule of all ethics and Government contracting training sessions at least 15 days in advance, so the Army may attend the training.

6.

Ethics Program Director.  EGL shall appoint a managerial officer as the EPD and revise that employee’s job description for this duty.  The EPD shall serve as EGL’s first point of contact for all questions regarding the terms and conditions of this Agreement and EGL’s implementation of this Agreement, investigate complaints concerning EGL’s compliance with this Agreement, and report to the Army concerning EGL’s compliance with this Agreement.  Within 30 days of the effective date of this Agreement, EGL shall provide the name, current position, resume, and organizational

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

status of the proposed EPD to the Army for approval.  Any change in the EPD shall require prior Army approval.

7.

Ombudsman.

a.

Appointment of Ombudsman.  Within 30 days of the effective date of this Agreement EGL shall nominate an individual, not an employee, to serve as an Ombudsman at EGL’s expense for the oversight of this agreement.  EGL shall provide the Army with the name, telephone number, current position, resume, and duties of the nominee for Army approval.  Should the Army reject the nominee, EGL shall promptly nominate another Ombudsman for Army approval.

b.

Nature of Employment.  The Ombudsman is an independent check upon EGL’s compliance with this Agreement.  The Ombudsman shall not be an agent of EGL, and his work shall not be subject to EGL’s assertion of the attorney-client privilege or the work-product doctrine.  Generally, it will be the Ombudsman’s duty to assist the EPD and management in implementing this Agreement, serve as a point of contact for all questions regarding the terms and conditions of this Agreement, investigate complaints concerning EGL’s compliance with this Agreement, and report to the Army concerning EGL’s compliance with this Agreement.  If not an attorney, the Ombudsman may consult with an attorney, at EGL’s expense, in performing any of his responsibilities under this Agreement.

c.

Annual Certification of Independence.  Upon nomination, and upon each anniversary of the effective date of this Agreement during its tenure, EGL shall furnish the Army with an affidavit from the Ombudsman certifying that he has no financial interest in, or other relationship with EGL or its affiliates, other than that arising from his appointment as the Ombudsman.  The affidavit must also certify that this representation of any other client will not create a conflict of interest or appearance thereof in fulfilling his responsibilities as Ombudsman.  Any change in relationships that would affect these certification must be reported to the Army before they occur or as soon as the Ombudsman or EGL learns of them.

d.

Particular Duties.  The Ombudsman will investigate all allegations of violations of this Agreement, Government contract laws, rules, and regulations, or other matters that raise questions concerning EGL’s present responsibility.  The Ombudsman will also be provided with the services of an interpreter, if the allegations are made in a language other than English.  For this purpose, the Ombudsman, shall have at the conclusion of each investigation, and provide a written report to EGL’s President, Board of Directors and the Army, detailing the substance of the allegations, evidence revealed by the investigation, and the findings and recommendations.  EGL shall take corrective action where appropriate.  The Ombudsman’s complete investigative file shall be furnished to the Army.  This provision does not preclude participation in the Department of Defense Voluntary Disclosure Program.

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

8.

Hotline

a.

General.  Within 30 days of the effective date of this Agreement, EGL shall establish and maintain a “hotline” number by which employees may report to the Ombudsman suspected incidents of improper conduct, to include fraud, waste, and abuse, or violation of the terms of any contract or this Agreement.  The “hotline” number and the name and address of the Ombudsman shall be prominently displayed in all employee work and break areas, and included in all appropriate internal employee and management publications.  These notifications shall describe the hotline’s purpose, and explain that reports may be made anonymously, that all anonymous reports will be acted upon in the same manner as identifiable reports.

b.

Hotline Log.  The Ombudsman shall maintain a log of all hotline calls, to include: date and time of call; identity of caller, if disclosed; summary of allegation or inquiry; and general resolution or referral.  The Ombudsman shall ensure that each call is adequately investigated and resolved.  Hotline investigation reports shall be provided to the Army.  EGL shall not assert an attorney-client or work-product privilege with respect to the hotline log, investigative reports or their contents.

9.

Reports to the Army

a.

The Ombudsman shall submit a quarterly report to the army that is postmarked no later than seven days after the first day of October, January, April and July, as appropriate, of each year that this Agreement is in effect, until this Agreement has expired.  The report shall include:

(1)

A description of the training conducted that is required by this Agreement and the number of persons who attended, including a statement of the percentage of total employees trained year to date as of the date of the report:

(2)

The total number of hotline calls and other contacts made or referred to the Ombudsman.  This part of the report shall include:

(a)

The means by which any alleged misconduct was reported (e.g., call, letter, or drop-in visit, etc.);

(b)

The category of any alleged misconduct (e.g., product substitution, mischarging, defective pricing, etc.) and a brief description summary thereof;

(c)

Whether the alleged misconduct was substantiated, in whole or in part;

(d)

Whether disciplinary action was imposed and if so, a description of that action;

and;

(e)

Whether corrective measures other than disciplinary action were taken and if so, a description of those actions.  Matters pending resolution at the time of a reporting

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

period shall be included in each subsequent report until final resolution of all matters are reported.

b.

In addition, the Ombudsman shall submit a report to the army that is postmarked no later than 14 days after the second anniversary date of the agreement reviewing EGL’s compliance with the Agreement, the ethics environment within the company, and the Ombudsman recommendation concerning a possible Early Termination of the Agreement or Extension of the Agreement beyond the initial three year term.

c.

Within 30 days of the effective date of this Agreement, EGL will retain the services of an accounting firm to conduct an analysis of its contract administration and accounting requirements as they pertain to the indirect contracts EGL has with the Department of the Army.  The firm shall complete this study within 60 days from the date it is retained by EGL.  Within 30 days after the firm completes its study, the EPD and the Ombudsman shall review the analysis and submit a report to the Army, for review and approval, evaluating the corporate procedures involved which may be changed and improved as they relate to the administration and payment of indirect Government contracts.  Special emphasis should be given to how indirect Government contracts are managed in overseas areas with a view toward preventing any EGL representative from invoicing unauthorized charges to the prime Government contractor.

D. GENERAL CONDITIONS

1.

Unallowable Costs.  All costs, as defined in FAR 31.205-47, incurred for or on behalf of EGL in response to or in preparation of Government criminal, civil, or administrative actions arising out of alleged violations described in the Preamble, and all costs incurred by EGL in negotiating, implementing and abiding by the terms of this Agreement, shall be deemed unallowable costs, direct or indirect, for Government contract purposes.  These unallowable amounts shall be separately accounted for by EGL by identification of costs incurred: a) through accounting records to the extent possible; b) through memorandum records, including diaries and formal logs, regardless of whether such records are part of official corporate documentation where accounting records are not available; and c) through good faith itemized estimates where no other accounting basis is available.

2.

Allowable Costs.  The costs of all self-governance, compliance, or ethics programs, activities and offices in existence prior to when the matters described in the Preamble of this Agreement arose and which are continued by the terms of this Agreement shall be allowable costs to the extent otherwise permitted by law and regulation.

3.

Modifications of This Agreement.  Any requirements imposed on EGL by this Agreement may be discontinued by the Army at its sole discretion.  Other modifications to this Agreement may be made only in writing and upon mutual consent of the parties to this Agreement.

4.

Business Relationships with Suspended or Debarred Entities.  EGL shall not knowingly form a contract with, purchase from, or enter into any business relationship

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

with any individual or business entity that is listed by the General Services Administration (GSA) as suspended, debarred, or proposed for debarment.  In order to implement this provision, EGL shall make reasonable inquiry into the status of any such potential business partner, to include, at a minimum, review of the GSA’s List of Parties Excluded from Federal Procurement and Nonprocurement Programs.

5.

Public Documents.   This Agreement is a public document.  It will be posted on the Army Fraud Fighters website at http://www.jagcnet.army.mil/JAGCNETInternet/Homepage/AC/ARMYFRAUD.NSF, a publicly available website.

6.

Releases.  EGL releases the United States, its instrumentalities, agents, and employees in their official and personal capacities, of any and all liability or claims, monetary or equitable, arising out of the investigation and negotiation of this Agreement

7.

Scope of This Agreement – Suspension and Debarment for Independent Cause.   This Agreement in no way restricts the authority, responsibility, or legal duty of the Army, or any other federal agency to consider and institute suspension or debarment proceedings against EGL based upon information constituting independent cause for suspension or debarment concerning events unrelated or related to the facts and circumstances set out herein, including, but not restricted to, any substantive allegations of wrongdoing under any past, present, or future hotline compliant or security program investigations.  The Army or any other federal agency may, in its sole discretion, initiate such proceedings in accordance with FAR Subpart 9.4.

8.

Survival of This Agreement.  If, during the term of this Agreement, EGL establishes new companies or subsidiaries, merges with another company, or transfers the entire company or major assets to new owners, it shall notify the Army 90 days in advance of such action and provide a copy of the corporate documents.  This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns, unless the new owners request and show good cause why it should not be applicable to their operations.  Bankruptcy proceedings shall not prevent or stay the enforcement of this Agreement or any debarment proceedings the Army deems to be appropriate should the parties fail to comply with the terms of this Agreement, or engage in such other conduct that is a cause for suspension or debarment.

9.

Truth and Accuracy of Submissions.   EGL represents that all written materials and other information supplied to the Army by its authorized representatives, during the course of discussion with the Army preceding this Agreement are true and accurate in all material respects, to the best of EGL’s information and belief.

10.

Violations of This Agreement.  Any violation of this Agreement that is not corrected within ten days from the date of receipt of notice from the Army may constitute an independent cause for debarment.  If correction is not possible within ten days, EGL shall present an acceptable plan for correction within that ten-day period.  The Army may, at its sole discretion, initiate suspension or debarment proceedings in accordance with FAR Subpart 9.4.  Alternatively, in the event of any noncompliance, the Army may in its sole discretion extend this Agreement for a period equal to the period of

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

noncompliance.  EGL does not, by this Agreement or otherwise, waive its right to oppose such action under FAR Subpart 9.4., or any other substantive, procedural, or due process rights it may have under the Constitution or other applicable laws or regulations of the United States.

11.

Signatures.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures may be accepted as original signatures.

E.

ADMINISTRATION OF AGREEMENT

1.

Addresses for Agreement Correspondence.  All submissions required by this Agreement shall be delivered to the following addresses, or such other addresses as the parties may designate in writing.

If to the Army:

Procurement Fraud Branch

Contract Appeals Division

U.S. Army Legal Services Agency

ATTN: DAJA-CA-PF (Angelines McCaffrey)

901 North Stuart Street – Suite 500

Arlington, Virginia 22203-1837

If to EGL:

James R. Crane, Chairman and CEO

EGL, Inc.

15350 Vickery Drive

Houston, TX 77032

A copy to:

Dana Carabin

General Counsel

EGL, Inc.

15351 Vickery Drive

Houston, TX 77032

and

Haynes and Boone, LLPboone

Attorneys and Counselors at Law

ATTN: Paul W. Searles

901 Main Street, Suite 3100

Dallas, TX 75202-3789

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

2.

Certification of Compliance.  Within 90 days of the effective date of this Agreement, EGL will provide the Army a certification that all terms and conditions of this Agreement have been implemented or will be satisfied within the times specified in this Agreement

3.

Access to Books and Records.

a.

During the term of this Agreement, the Army Procurement Fraud Branch (PFB), or any agency or office of the Department of Defense designated by PFB for a particular inquiry, shall have the right to examine, audit, and reproduce EGL’s books, records, documents, and supporting materials related to any report, allegation, or complaint of suspected wrongdoing, whether criminal, civil, administrative, or contractual and whether reported through the hotline program, or by any other means, and any resulting inquiries or investigations related thereto.  Such hotline reports, inquiries, investigations, and all related books, records, documents and supporting material are considered by EGL to be administrative and managerial and are not investigations, books, records, documents, material, reports or investigations protected by attorney-client privilege or any other privilege.

b.

Additionally, PFB or its designee shall have the opportunity to review the books, records, documents, materials, reports and investigations directly related to compliance with this Agreement.

c.

PFB or its designee shall also have the opportunity to interview any EGL employee for the purpose of evaluating (1) compliance with the terms of this Agreement; (2) future compliance with federal procurement policies and regulations; and (3) maintenance of the high level of business integrity and honesty required of a Government contractor.

d.

The interviews and materials described above shall be made available to PFB or its designee at company offices at reasonable times.  EGL’s obligation under this Agreement with respect to employee interviews is limited to making its employees available for an interview at their place of employment during normal business hours.  The individual employee shall have the right to determine whether or not to submit to an interview.  To the extent it is permitted to do so by law, regulation, or policy, the Army shall protect EGL’s confidential and proprietary business information from public disclosure.

e.

The materials described above shall be made available, at EGL’s offices at reasonable times for inspection, audit, or reproduction.  PFB or its designee shall not copy or remove EGL’s technical or other proprietary data without its permission.

4.

Corporate Office List.  Within 30 days of the effective date of this Agreement, EGL shall provide the Army with a list of its directors and officers and a copy of its organizational chart, which will be updated, as changes occur.

5.

Administrative Costs.  Within ten days of the effective date of this Agreement, EGL shall deliver a check in the amount of $10,000 to the Army, payable to Treasury of

ADMINISTRATIVE COMPLIANCE AGREEMENT

United States Army and EGL, Inc. (EGL)

the United States, in order to compensate the Army for the cost of negotiating and administering this Agreement, to include costs associated with Army visits to EGL and any of its divisions or its subsidiaries authorized under this Agreement.

6.

Expiration.  This Agreement shall expire at midnight three years after the effective date of this Agreement unless it is otherwise modified by the SDO pursuant to Section A., paragraph 4.

 /s/ James R. Crane

/s/ Robert N. Kittel

JAMES R. CRANE

ROBERT N. KITTLE

Chairman, Chief, Executive Officer

Army Suspension and Debarment Official

EGL, Inc.

3/24/06

3/24/06

DATE

DATE